Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

S-3

Citius Oncology, Inc.

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit		Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Equity	Common Stock, par value $0.0001 per share	(1)	Other		$			$0.0001531	$0.00
Fees to be Paid	Equity	Preferred Stock, par value $0.0001 per share	(2)	Other					0.0001531	0.00
Fees to be Paid	Debt	Debt Securities	(3)	Other					0.0001531	0.00
Fees to be Paid	Other	Warrants	(4)	Other					0.0001531	0.00
Fees to be Paid	Other	Rights	(5)	Other					0.0001531	0.00
Fees to be Paid	Other	Units	(6)	Other					0.0001531	0.00
Fees to be Paid	Unallocated (Universal) Shelf	-	(7)	457(o)				200,000,000.00	0.0001531	30,620.00
Fees to be Paid	Equity	Common Stock, par value $0.0001 per share	(8)	Other	7,090,909		$1.89	$13,401,818.01	0.0001531	$2,051.82

Total Offering Amounts:								$213,401,818.01		32,671.82
Total Fees Previously Paid:										0.00
Total Fee Offsets:										0.00
Net Fee Due:										$32,671.82

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Offering Note(s)

(1)	There are being registered under this registration statement such indeterminate number of shares of common stock, preferred stock, debt securities, warrants and/or units of the registrant as shall have an aggregate initial offering price not to exceed $200,000,000. Any securities registered under this registration statement may be sold separately or as units with other securities registered under this registration statement. The securities registered also include such indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold hereunder. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities. The amount of each class of securities being registered under this registration statement is not specified pursuant to General Instruction II.D. of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”). In addition, pursuant to Rule 416 under the Securities Act, there are also being registered an indeterminable number of securities as may be issued with respect to prevent dilution resulting from stock splits, stock dividends or similar transactions.

The proposed maximum offering price per unit or security will be determined, from time to time, by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security pursuant to Instruction 2.A.iii.b. to the Calculation of Filing Fee Tables and Related Disclosure on Item 16(b) of Form S-3 under the Securities Act.

(2)	There are being registered under this registration statement such indeterminate number of shares of common stock, preferred stock, debt securities, warrants and/or units of the registrant as shall have an aggregate initial offering price not to exceed $200,000,000. Any securities registered under this registration statement may be sold separately or as units with other securities registered under this registration statement. The securities registered also include such indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold hereunder. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities. The amount of each class of securities being registered under this registration statement is not specified pursuant to General Instruction II.D. of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”). In addition, pursuant to Rule 416 under the Securities Act, there are also being registered an indeterminable number of securities as may be issued with respect to prevent dilution resulting from stock splits, stock dividends or similar transactions.

The proposed maximum offering price per unit or security will be determined, from time to time, by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security pursuant to Instruction 2.A.iii.b. to the Calculation of Filing Fee Tables and Related Disclosure on Item 16(b) of Form S-3 under the Securities Act.

(3)	There are being registered under this registration statement such indeterminate number of shares of common stock, preferred stock, debt securities, warrants and/or units of the registrant as shall have an aggregate initial offering price not to exceed $200,000,000. Any securities registered under this registration statement may be sold separately or as units with other securities registered under this registration statement. The securities registered also include such indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold hereunder. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities. The amount of each class of securities being registered under this registration statement is not specified pursuant to General Instruction II.D. of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”). In addition, pursuant to Rule 416 under the Securities Act, there are also being registered an indeterminable number of securities as may be issued with respect to prevent dilution resulting from stock splits, stock dividends or similar transactions.

The proposed maximum offering price per unit or security will be determined, from time to time, by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security pursuant to Instruction 2.A.iii.b. to the Calculation of Filing Fee Tables and Related Disclosure on Item 16(b) of Form S-3 under the Securities Act.
(4)	There are being registered under this registration statement such indeterminate number of shares of common stock, preferred stock, debt securities, warrants and/or units of the registrant as shall have an aggregate initial offering price not to exceed $200,000,000. Any securities registered under this registration statement may be sold separately or as units with other securities registered under this registration statement. The securities registered also include such indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold hereunder. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities. The amount of each class of securities being registered under this registration statement is not specified pursuant to General Instruction II.D. of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”). In addition, pursuant to Rule 416 under the Securities Act, there are also being registered an indeterminable number of securities as may be issued with respect to prevent dilution resulting from stock splits, stock dividends or similar transactions.

The proposed maximum offering price per unit or security will be determined, from time to time, by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security pursuant to Instruction 2.A.iii.b. to the Calculation of Filing Fee Tables and Related Disclosure on Item 16(b) of Form S-3 under the Securities Act.
(5)	There are being registered under this registration statement such indeterminate number of shares of common stock, preferred stock, debt securities, warrants and/or units of the registrant as shall have an aggregate initial offering price not to exceed $200,000,000. Any securities registered under this registration statement may be sold separately or as units with other securities registered under this registration statement. The securities registered also include such indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold hereunder. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities. The amount of each class of securities being registered under this registration statement is not specified pursuant to General Instruction II.D. of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”). In addition, pursuant to Rule 416 under the Securities Act, there are also being registered an indeterminable number of securities as may be issued with respect to prevent dilution resulting from stock splits, stock dividends or similar transactions.

The proposed maximum offering price per unit or security will be determined, from time to time, by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security pursuant to Instruction 2.A.iii.b. to the Calculation of Filing Fee Tables and Related Disclosure on Item 16(b) of Form S-3 under the Securities Act.
(6)	There are being registered under this registration statement such indeterminate number of shares of common stock, preferred stock, debt securities, warrants and/or units of the registrant as shall have an aggregate initial offering price not to exceed $200,000,000. Any securities registered under this registration statement may be sold separately or as units with other securities registered under this registration statement. The securities registered also include such indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold hereunder. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities. The amount of each class of securities being registered under this registration statement is not specified pursuant to General Instruction II.D. of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”). In addition, pursuant to Rule 416 under the Securities Act, there are also being registered an indeterminable number of securities as may be issued with respect to prevent dilution resulting from stock splits, stock dividends or similar transactions.

The proposed maximum offering price per unit or security will be determined, from time to time, by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security pursuant to Instruction 2.A.iii.b. to the Calculation of Filing Fee Tables and Related Disclosure on Item 16(b) of Form S-3 under the Securities Act.
(7)	There are being registered under this registration statement such indeterminate number of shares of common stock, preferred stock, debt securities, warrants and/or units of the registrant as shall have an aggregate initial offering price not to exceed $200,000,000. Any securities registered under this registration statement may be sold separately or as units with other securities registered under this registration statement. The securities registered also include such indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold hereunder. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities. The amount of each class of securities being registered under this registration statement is not specified pursuant to General Instruction II.D. of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”). In addition, pursuant to Rule 416 under the Securities Act, there are also being registered an indeterminable number of securities as may be issued with respect to prevent dilution resulting from stock splits, stock dividends or similar transactions.

The proposed maximum offering price per unit or security will be determined, from time to time, by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security pursuant to Instruction 2.A.iii.b. to the Calculation of Filing Fee Tables and Related Disclosure on Item 16(b) of Form S-3 under the Securities Act.

Estimated in accordance with Rule 457(c) under the Securities Act.
(8)	The shares of common stock will be offered for resale by the selling stockholders pursuant to the prospectus contained in the registration statement to which this exhibit is attached. The registration statement registers the resale of an aggregate of 7,090,909 shares of the registrant’s common stock issuable upon the exercise of outstanding warrants.

Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) under the Securities Act, based on the average of the high and low prices of the common stock as reported on Nasdaq Capital Market on August 25, 2025 of $1.89 per share.